UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 6, 2024
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AKEBIA THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (617) 871-2098
N/A
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

Akebia Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 6, 2024 (the “Annual Meeting”) to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Annual Meeting and the results of the votes on such matters.

1.    The proposal to elect three Class I directors, Ronald E. Frieson, Steven C. Gilman, Ph.D. and Cynthia Smith, to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to their earlier death, resignation or removal was approved as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Ronald E. Frieson	60,670,984	37,772,419	38,195,337
Steven C. Gilman, Ph.D.	67,980,247	30,463,156	38,195,337
Cynthia Smith	67,799,627	30,643,776	38,195,337

2.    The proposal to approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of common stock available for issuance thereunder by 9,800,000 shares was not approved as follows:

Votes For:	45,155,875
Votes Against:	52,820,792
Abstentions:	466,736
Broker Non-Votes	38,195,337

3.    The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved as follows:

Votes For:	48,857,959
Votes Against:	47,361,877
Abstentions:	2,223,567
Broker Non-Votes	38,195,337

4.    The proposal to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was approved as follows:

Votes For:	120,235,723
Votes Against:	13,578,974
Abstentions:	2,824,043

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: June 10, 2024	By:	/s/ John P. Butler
Name: John P. Butler
Title: President and Chief Executive Officer